Deposits	12 Months Ended
Dec. 31, 2023
Deposits [Abstract]
DEPOSITS

NOTE 3 – DEPOSITS:

The Company’s deposits consist of three short-term bank deposits with maturities of more than three months but less than one year. The deposits are in dollars and bear annual interest. Interest earned is recorded as finance income, net in the statement of operations during the years for which the Company held short-term deposits.

As of December 31, 2023, the Company had a deposit in USD at Leumi Bank (Israel) in amount of $2,040, including interest that bore fixed annual interest of 6.18% and a deposit in NIS in amount of $280 that bore fixed annual interest of 4.85%.

As of December 31, 2022, the Company had deposits in total amount of $7,120.